Lincoln Life & Annuity Company of New York


                Lincoln Life & Annuity Variable Annuity Account H

                               American Legacy III
                           American Legacy III C-Share
                            American Legacy III Plus
                            American Legacy III View
                     American Legacy Shareholder's Advantage
                        (collectively, "American Legacy")

                         Supplement dated June 10, 2003
   to the Prospectus and Statement of Additional Information dated May 1, 2003

     This supplement describes certain changes to the Prospectuses and Statements of Additional Information for the American Legacy contracts noted above, as follows.

Distribution of the contracts and Principal underwriter.

The following information applies to the above-referenced sections:

     Beginning July 1, 2003, Lincoln Financial Advisors Corporation ("LFA") will replace American Funds Distributors, Inc. as the principal underwriter and distributor of the American Legacy annuity contracts. This change will not impact the provisions of your variable annuity contract with Lincoln Life & Annuity Company of New York.

     LFA will enter into selling agreements with various broker-dealers for sales of the American Legacy annuity contracts. LFA is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). LFA does not plan to retain any commission for its duties as principal underwriter.


                Please keep this Supplement for future reference.